Putnam
Intermediate
Government
Income Trust

[GRAPHIC OMITTED:ARTWORK]



ANNUAL REPORT
November 30, 1995
[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "Funds in [the government bond] group have bounced back nicely from 1994's troubles, with the most interest-rate sensitive of the lot turning in gains that even come close to those of stock funds. As this performance suggests, duration has largely determined funds' relative status this year."

-- Morningstar Mutual Funds, October 13, 1995

* "At the beginning of this fiscal year, we were coming off the worst bond market in history. At the end, we were in the midst of one of the strongest bond markets. This dramatic reversal occurred because the high inflation rate that many investors feared in 1994 never materialized. Because we anticipated this turn of events, we were able to position the fund to take advantage of the global decline in yields."

-- Neil Powers, Lead Fund Manager


     CONTENTS
 4   Report from Putnam Management
 8   Fund performance summary
12   Portfolio holdings
15   Financial statements



From the Chairman

[GRAPHIC OMITTED:photo of George Putnam]

(C) Karsh, Ottawa


Dear Shareholder:

Putnam Intermediate Government Income Trust closed the books on an eventful 12 months that began at the tag end of one of the sharpest global bond market declines on record and ended in the midst of one of the U.S. market's strongest rallies. As your fund's management team relates in the report that follows, results for the fiscal year that ended on November 30, 1995, were gratifying, especially in contrast to last year's challenges.

The portion of the portfolio devoted to U.S. government securities was the first to enjoy the effects of the markets' warming and contributed most strongly to the fund's fiscal 1995 performance. As the year proceeded, however, bond markets in many other countries also began significant recoveries. Continued low inflation and slower economic growth remain strong prospects in the months ahead, conditions that bode well for your fund during fiscal 1996.

Finally, I am pleased to announce that Mark J. Siegel has joined your fund's management team. Mark joined Putnam's global fixed-income group in 1993, coming from Salomon Brothers International Ltd., in London. He has 12 years of investment experience.
Respectfully yours,


/s/George Putnam
   -------------
   George Putnam
   Chairman of the Trustees
   January 17, 1996


Report from the Fund Managers
Neil Powers, lead manager
D. William Kohli
Mark Siegel

What a difference a year can make. As Putnam Intermediate Government Income Trust began its fiscal year, investors were still smarting from 1994's distressed fixed-income market conditions. At the end of the fund's fiscal year on November 30, 1995, those same investors were witnessing one of the strongest bond markets in history.

The two sectors, or "sleeves," of the fund's portfolio -- U. S. government securities and international government securities -- benefited from a declining rate of inflation and bond market rallies around the world. Again this year, the fund's dual-sector strategy helped to diminish volatility in the portfolio by allowing the strengths of one sector to offset weaknesses in the other.

*  U.S. GOVERNMENT SECTOR BENEFITS FROM LONGER DURATION

In the U.S. government sleeve of the portfolio, a relatively long duration and careful monitoring of conditions in the mortgage-backed securities market proved extremely beneficial to the fund's overall performance. During the fiscal year's first half, in anticipation of stabilizing interest rates and slowing economic growth, we lengthened the duration of the portfolio. Duration, which is a measure of a portfolio's sensitivity to interest rate changes, can play a key role in performance. A portfolio's duration -- like maturity, which affects duration -- is measured in years. A shorter duration is usually maintained during a period of rising interest rates to reduce share-price volatility. As we became less concerned about further increases in interest rates, we lengthened the duration -- a strategy that resulted in significant appreciation in net asset value as rates declined dramatically throughout the period.

Strategic shifting of the fund's mortgage-backed securities holdings among different market sectors also made a key contribution to fiscal 1995 performance. Throughout the year, the U.S. government sleeve was carefully positioned to take advantage of the performance potential of mortgage-backed securities. During the first half of the year, as interest rates began to fall, we maintained a relatively high weighting but kept a careful eye on the fund's exposure to prepayment risk. Historically, a declining interest rate environment sparks increased prepayment activity as the lower rates prompt homeowners to refinance their mortgages. As a result of prepayment activity, the value of mortgage-backed securities diminishes and causes interruptions in the fund's income stream because the prepaid principal must be reinvested at lower rates. To protect the fund's income stream as well as the value of the fund's holdings, we focused primarily on discount-coupon mortgages, i.e., those with coupons lower than the current market rate. With these securities, the holders of the underlying mortgages are less likely to refinance because they are paying below-market rates.

However, at the midpoint of the fiscal year, interst rates had fallen to such a point that the discount mortgages we held had become, in effect, premium coupon mortgages. Therefore, the fund benefited from the increased value of these holdings. When we felt that prepayment risk might begin to accelerate too dramatically, we significantly reduced our exposure to mortgage-backed holdings altogether. Mortgage-backed securities did, in fact, begin to underperform just after we reduced their weighting. Throughout the year, we successfully employed this strategy of periodically reducing and building up the fund's holdings of mortgage-backed securities as interest rate and prepayment trends shifted. By the end of the fund's fiscal year, we were increasing mortgage-backed holdings again because we believed that the risk of prepayment activity was not as vast as was being priced into the market.


Toward the end of the period, we shifted approximately 5% of the U.S. government sleeve of the portfolio into the international sleeve. This move was based on our belief that international bond markets might begin to benefit from a period of stable to declining interest rates worldwide. At fiscal year's-end, the U.S. government sleeve represented 64.4% of net assets.


[GRAPHIC OMITTED: horizontal bar chart ALLOCATIONS BY COUNTRY*
showing:
  AUSTRALIA              0.6%
  CANADA                 4.8%
  DENMARK                2.3%
  FRANCE                 4.3%
  GERMANY                7.0%
  ITALY                  3.4%
  NETHERLANDS            1.1%
  SPAIN                  3.3%
  UNITED KINGDOM         5.2%]

*Based on net assets as of 11/30/95. Holdings will vary over time.


*  INTERNATIONAL SECTOR PICKS UP PACE AS YEAR PROGRESSES

After a disappointing first quarter, performance in the fund's international sleeve turned around significantly during the remainder of fiscal 1995. Early in the year, when we felt that bonds in general were undervalued around the world, we invested in longer-term bonds within core markets like Germany, Japan, and the Netherlands, as well as in France and Denmark. While performance was positive in these markets, our ability to take advantage of gains was hampered by the fund's currency hedging strategies. Hedges are typically used to protect the fund against adverse foreign-currency movements by locking in specific exchange rates. Unfortunately, early in the year, these hedges dampened performance as the U.S. dollar progressively weakened against other currencies. In March, we eliminated U.S. dollar hedges and moved back to a neutral currency position.

At the fiscal year's midpoint, as U.S. economic growth continued to slow and world bond markets continued to rally, we increased the fund's exposure to higher-yielding peripheral markets, such as Italy, Spain, and Sweden. Over the next four months, this allocation proved beneficial to the fund as these markets strengthened, especially in July and August, when they exhibited some of the strongest performance among bond markets worldwide.

Also at this point, as we saw signs that the U.S. dollar might begin to strengthen, we cautiously reintroduced hedges against several currencies -- a strategy that proved extremely positive for the fund, especially during the last few months of the period when the U.S. dollar rallied against the yen and deutschemark. The higher-yielding markets also exhibited strong performance during the last two months of the fiscal year. Leading the way was France, where the market rallied after news of the French government's strengthened commitment to reducing budget deficits.

*  MODERATE ECONOMIC PACE EXPECTED TO CONTINUE

As the fund enters fiscal 1996, we expect that economic conditions will remain favorable, with low inflation and slow to moderate economic growth worldwide. We're also fundamentally positive on the value of the U.S. dollar and expect its strength to continue in the months ahead.

In the U.S. government sleeve, we plan to continue to pursue opportunities in mortgage-backed securities while maintaining a relatively long duration for the portfolio. Within the international sector, we expect to focus on Europe, both core markets and the higher-yielding peripheral markets, while remaining underweighted in Japanese bonds. We expect that continued budget deficit reduction programs in many countries should help to lower interest rates worldwide.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Intermediate Government Income Trust is designed for investors seeking high current income and relative stability of net asset value through a portfolio of U.S. government and foreign government securities with limited maturities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                                   NAV                     Market price
------------------------------------------------------------------------------
1 year                            16.56%                         15.58%
------------------------------------------------------------------------------
5 years                           52.54                          37.10
Annual average                     8.81                           6.51
------------------------------------------------------------------------------
Life of fund
(since 6/27/88)                   92.70                          59.64
Annual average                     9.23                           6.50
------------------------------------------------------------------------------


COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95
                                              Salomon Bros.
                       Lehman Bros.              Non-U.S.            Consumer
                  Govn't Intermediate          World Govt.            Price
                       Bond Index              Bond Index             Index
------------------------------------------------------------------------------
1 year                    13.66%                  18.13%              2.61%
------------------------------------------------------------------------------
5 years                   48.95                   68.55              14.80
Annual average             8.30                   11.01               2.80
------------------------------------------------------------------------------
Life of fund
(since 6/27/88)           85.32                  106.68              30.17
Annual average             8.67                   10.28               3.61
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                                   NAV                      Market price
------------------------------------------------------------------------------
1 year                            17.42%                          14.93%
------------------------------------------------------------------------------
5 years                           52.42                           33.70
Annual average                     8.79                            5.98
------------------------------------------------------------------------------
Life of fund
(since 6/27/88)                   94.47                           57.06
Annual average                     9.26                            6.20
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95
------------------------------------------------------------------------------
Distributions (number)             12
------------------------------------------------------------------------------
Income                          $0.60
------------------------------------------------------------------------------
Total                           $0.60
------------------------------------------------------------------------------
Share value:                      NAV                       Market price
------------------------------------------------------------------------------
11/30/94                         $8.07                             $7.25
------------------------------------------------------------------------------
11/30/95                         $8.70                              7.75
------------------------------------------------------------------------------
Current return:
End of year
------------------------------------------------------------------------------
Current dividend rate1            6.90%                            7.74%
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of year.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of the fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Intermediate Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index* with maturities between 1 and 9.99 years.

Salomon Brothers Non-U.S. World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

*The Lehman Brothers Government Bond Index is an unmanaged list of U.S. government and mortgage-backed securities.




Report of independent accountants
For the Fiscal Year Ended November 30, 1995


To the Trustees and Shareholders of
Putnam Intermediate Government Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Intermediate Government Income Trust (the "fund") at November 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 16, 1996


Portfolio of investments owned
November 30, 1995
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (64.4%) *
PRINCIPAL AMOUNT                                                                   VALUE
----------------------------------------------------------------------------------------
$  525,607    Federal Home Loan Mortgage Corp.
              6 1/2s, September 1, 2002                                         $522,159
18,718,986    Federal National Mortgage Association
              7s,  August 1, 2025                                             18,707,193
              Government National Mortgage Association
    73,295    8s, July 15, 2023                                                   75,837
 9,119,283    7 1/2s, with various due dates from February 15, 2022
 9,323,226    to October 15, 2025
52,810,000    TBA, 7 1/2s, December 15, 2025 +++                              53,898,942
58,766,191    7s, with various due dates from June 15, 2023
58,894,296    to October 15, 2025                                             58,898,942
18,025,000    TBA,  6 1/2s,  December 15, 2025 +++                            17,698,207
15,000,000    U.S. Treasury Bonds 12 3/8s, May 15, 2004                       21,532,050
20,000,000    U.S. Treasury Bonds 11 5/8s, November 15, 2004                  28,046,800
 8,600,000    U.S. Treasury Bonds 10 3/4s, August 15, 2005                    11,694,733
28,380,000    U.S. Treasury Notes 7 1/2s, February 15, 2005                   31,785,600
67,195,000    U.S. Treasury Notes 6 1/2s, May 15, 2005                        70,691,156
21,980,000    U.S. Treasury Notes 6 1/2s, August 15, 2005                     23,130,433
 9,125,000    U.S. Treasury Notes 6 1/4s, February 15, 2003                    9,425,851
 8,830,000    U.S. Treasury Notes 6 1/8s, September 30, 2000                   9,036,975
----------------------------------------------------------------------------------------
              Total U.S. Government and Agency Obligations
              (cost $357,292,170)                                           $364,463,458
----------------------------------------------------------------------------------------
FOREIGN GOVERMENT BONDS AND NOTES (32.0%) *
PRINCIPAL AMOUNT                                                                   VALUE
----------------------------------------------------------------------------------------
AUD      4,205,000    Australia (Government of) notes, 8 3/4s, 2001           $3,244,666
CAD      6,165,000    Canada (Government of) bonds, 9s, 2004                   5,083,437
CAD     15,810,000    Canada (Government of) bonds, 7s, 1997                  11,814,743
CAD     14,530,000    Canada (Government of) bonds, 6 1/2s, 2004              10,264,773
DKK     69,000,000    Denmark (Government of) bonds, 8s, 2003                 12,976,064
FRF     33,720,000    France (Government of) OAT deb. 8 1/2s, 2002             7,446,472
FRF     78,480,000    France (Government of) 7 3/4s, 2000                     16,624,190
DEM     18,400,000    Germany (Republic of) bonds, 7 3/8s, 2005               13,749,464
DEM     14,460,000    Germany (Republic of) notes, 7 1/8s, 2003               10,705,376
DEM     21,100,000    Germany (Republic of) bonds, 6 7/8s, 2005               15,285,946
ITL 18,335,000,000    Italy (Government of) bonds, 12s, 2003                  11,937,800
ITL  4,590,000,000    Italy (Government of) bonds, 10 1/2s, 2005               2,761,460
ITL  8,105,000,000    Italy (Government of) notes, 8 1/2s, 1999                4,761,618
NLG      8,505,000    Netherlands (Government of) bonds, 9s, 2000              6,053,997
ESP  1,138,400,000    Spain (Government of) bonds, 12 1/4s, 2000               9,972,190
ESP  1,100,000,000    Spain (Government of) bonds, 10s, 2005                   8,799,472
GBP      4,655,000    United Kingdom Treasury Bills  9 1/2s, 2005              8,028,431
GBP     14,220,000    United Kingdom Treasury notes, 7s, 2001                 21,641,398
----------------------------------------------------------------------------------------
                             Total Foreign Government Bonds and Notes
                             (cost $178,387,133)                            $181,151,497

PURCHASED CALL OPTIONS OUTSTANDING (0.0%) *
                                                             EXPIRATION DATE/
CONTRACT AMOUNT                                                  STRIKE PRICE      VALUE
----------------------------------------------------------------------------------------
ITL 21,825,600,000    Italian (Government of) deb. 10 1/2s,
                      April 2005                           Jan. 96/ ITL 96.5    $140,590
$       16,480,000    U.S. Dollar In Exchange for
                      Deutschemarks                        Dec. 95/DEM 1.490      20,600
$       13,400,000    U.S. Dollar In Exchange for
                       Japanese Yen                       Dec. 95/JPY  102.5     103,180
----------------------------------------------------------------------------------------
                             Total Purchased Options (cost $557,918)            $264,370
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (15.0%) * (cost $85,127,855)
PRINCIPAL AMOUNT                                                                   VALUE
----------------------------------------------------------------------------------------
$85,114,000     Interest in $798,484,000 joint repurchase
                agreement dated November 30, 1995 with
                Morgan (J.P.) & Co., Inc. due December 1, 1995
                with respect to various U.S. Treasury obligations-
                maturity value of $85,127,855 for an effective
                yield of 5.86%                                               $85,127,855
----------------------------------------------------------------------------------------
                Total Investments  (cost $621,365,076) ***                  $631,007,180
----------------------------------------------------------------------------------------
* Percentages indicated are based on net assets of $566,048,566.
+++ TBA's are mortgage backed securities traded under delayed delivery commitments, settling after November 30, 1995. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on the securities will not be earned until settlement date. The cost of  TBA purchases held at November 30, 1995 was
$71,182,451.
*** The aggregate identified cost for federal income tax purposes is $621,677,449, resulting in gross unrealized appreciation and depreciation of $9,654,605 and $324,874, respectively, or net unrealized appreciation of $9,329,731.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
WRITTEN CALL OPTIONS OUTSTANDING (premium received $70,864)
                                                  EXPIRATION DATE/
CONTRACT AMOUNT                                       STRIKE PRICE                 VALUE
----------------------------------------------------------------------------------------
16,480,000    U.S. Dollar in Exchange for
              Deutschmarks                       Dec. 95/DEM 1.565                $1,648
----------------------------------------------------------------------------------------

Forward Currency Contracts to Buy Outstanding at November 30, 1995
                                                              Unrealized
                        Market       Aggregate   Delivery    Appreciation/
                        Value       Face Value     Date      Depreciation
--------------------------------------------------------------------------
Australian Dollar     $6,737,224    $6,843,226   12/13/95    ($106,002)
Canadian Dollars      12,929,718    13,065,730   12/13/95     (136,012)
Deutschmarks          34,428,769    34,532,724   12/13/95     (103,955)
Japanese Yen           2,404,234     2,439,122   12/13/95      (34,888)
Japanese Yen          20,234,158    20,764,878   12/14/96     (530,720)
Spanish Peseta         5,450,163     5,303,040   12/13/95      147,123
Swedish Krona          5,417,875     5,443,791   12/13/95      (25,916)
--------------------------------------------------------------------------
                     $87,602,141   $88,392,511               ($790,370)

Forward Currency Contracts to Sell Outstanding at November 30, 1995
                                                              Unrealized
                        Market       Aggregate   Delivery    Appreciation/
                        Value       Face Value     Date      Depreciation
--------------------------------------------------------------------------
Australian Dollars    $1,350,413    $1,351,823   12/13/95        1,410
British Pounds        13,458,109    13,750,520   12/13/95      292,411
Canadian Dollars      20,722,872    20,771,953   12/13/95       49,081
Danish Krona           7,850,111     7,908,485    3/13/96       58,374
Deutschmarks          55,336,269    55,165,107   12/13/95     (171,162)
Deutschmarks           9,362,436     9,357,062    3/13/96       (5,374)
French Francs          4,015,449     4,075,508    3/13/96       60,059
Italian Lira           7,098,841     7,113,402    3/13/96       14,561
Japanese Yen           9,835,721     9,815,286   12/13/95      (20,435)
Netherland Guilder     5,967,708     6,075,000    3/13/96      107,292
Spanish Peseta         8,422,242     8,148,235   12/13/96     (274,007)
Spanish Peseta         9,377,341     9,505,023    3/13/96      127,682
Swiss Francs          16,990,952    17,443,522   12/13/95      452,570
--------------------------------------------------------------------------
                    $169,788,464  $170,480,926                $692,462
--------------------------------------------------------------------------

Forward Cross Currency Contracts Outstanding at November 30, 1995
(Aggregate face value $28,954,832)
                                         In                                  Unrealized
                         Market       Exchange      Market     Delivery     Appreciation/
                         Value          For          Value       Date       Depreciation
-----------------------------------------------------------------------------------------
British Pounds (Buy)  $13,082,148   Deutschmarks  $13,040,032   3/13/96       $42,116
Deutschmarks (Sell)    10,886,480   Italian Lira   10,941,523  12/13/95        55,043
Deutschmarks (Sell)     4,837,842   Danish Krona    4,853,258   3/13/96        15,416
-----------------------------------------------------------------------------------------
                                                                             $112,575

Diversification of Foreign Bonds and Notes at November 30, 1995 (as a percentage of net assets):
---------------------------------------------------------------
Australia              0.6%      Italy               3.4%
Canada                 4.8       Netherlands         1.1
Denmark                2.3       Spain               3.3
France                 4.3       United Kingdom      5.2
Germany                7.0
---------------------------------------------------------------

Statement of assets and liabilities
November 30,1995

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $536,237,221)  (Note 1)                                               $545,879,325
---------------------------------------------------------------------------------------------------
Repurchase agreement, at value
(identified cost $85,127,855) (Note 1)                                                   85,127,855
---------------------------------------------------------------------------------------------------
Cash                                                                                            356
---------------------------------------------------------------------------------------------------
Interest receivable and other assets                                                      9,480,744
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           67,780,831
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          2,486,473
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            1,295,456
---------------------------------------------------------------------------------------------------
Total assets                                                                            712,051,040

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        134,776,687
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     3,251,732
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              1,027,305
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,327
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                    20
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  141,415
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                               1,280,789
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                             5,264,015
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      256,536
---------------------------------------------------------------------------------------------------
Written options outstanding at value (premium received $70,864)                               1,648
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       146,002,474
---------------------------------------------------------------------------------------------------
Net assets                                                                             $566,048,566

Represented by
---------------------------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                                        $570,679,412
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (3,643,637)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)                       (10,635,319)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, written options and
assets and liabilities in foreign currencies                                              9,648,110
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $566,048,566

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share
($566,048,566 divided by 65,037,152 shares)                                                   $8.70
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended November 30,1995

Investment Income
---------------------------------------------------------------------------------------------------
Interest (net of foreign tax of $373,510)                                               $42,758,208

Expenses:
---------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          4,051,749
---------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              731,268
---------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            21,697
---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     195,325
---------------------------------------------------------------------------------------------------
Auditing                                                                                     91,293
---------------------------------------------------------------------------------------------------
Legal                                                                                         8,837
---------------------------------------------------------------------------------------------------
Postage                                                                                     287,110
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             14,343
---------------------------------------------------------------------------------------------------
Exchange listing fees                                                                        60,643
---------------------------------------------------------------------------------------------------
Registration fees                                                                             3,141
---------------------------------------------------------------------------------------------------
Other expenses                                                                               14,065
---------------------------------------------------------------------------------------------------
Total expenses                                                                            5,479,471
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (182,512)
---------------------------------------------------------------------------------------------------
Net expenses                                                                              5,296,959
---------------------------------------------------------------------------------------------------
Net investment income                                                                    37,461,249
---------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         27,019,953
---------------------------------------------------------------------------------------------------
Net realized loss on forward currency contracts and translation of
foreign currency (Notes 1 and 3)                                                         (7,556,394)
---------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                         14,899
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward currency contracts
and foreign currency translation during the year                                         (2,895,093)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and
written options during the year                                                          25,932,058
---------------------------------------------------------------------------------------------------
Net gain on investments                                                                  42,515,423
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $79,976,672
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets


                                                                                           Year ended November 30
                                                                                           ----------------------
                                                                                               1995                1994
-----------------------------------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 37,461,249        $ 36,746,590
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments, written
options and foreign currency transactions                                                19,478,458         (39,650,968)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments, written options and assets and
liabilities in foreign currency                                                          23,036,965         (14,966,979)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                                79,976,672         (17,871,357)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (39,052,373)        (25,519,203)
From net realized gain on investments                                                            --          (4,319,003)
Return of capital                                                                                --         (15,925,598)
-----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                                (467,593)                 --
-----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  40,456,706         (63,635,161)
-----------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       525,591,860         589,227,021
-----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $3,643,637 and $6,034,059,
respectively)                                                                          $566,048,566        $525,591,860
-----------------------------------------------------------------------------------------------------------------------
Number of fund shares
-----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                                  65,098,252          65,098,252
-----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                          (61,100)                 --
-----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                        65,037,152          65,098,252
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements


Financial highlights
(For a share outstanding throughout the period)

Year ended November 30
                                              1995        1994        1993       1992         1991
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.07       $9.05       $9.32      $9.21        $9.08
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income                          .58         .56         .55        .60          .68
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 .65        (.84)        .21        .28          .34
--------------------------------------------------------------------------------------------------
Total from investment operations              1.23        (.28)        .76        .88         1.02
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net investment income                    (.60)       (.39)       (.55)      (.60)        (.68)
--------------------------------------------------------------------------------------------------
In excess of net investment income              --          --        (.04)        --           --
--------------------------------------------------------------------------------------------------
From net realized gain on investments           --        (.07)       (.44)      (.17)        (.05)
--------------------------------------------------------------------------------------------------
Return of capital                               --        (.24)         --         --         (.16)
--------------------------------------------------------------------------------------------------
Total distributions                           (.60)       (.70)      (1.03)      (.77)        (.89)
--------------------------------------------------------------------------------------------------
Increase in net asset value from
shares repurchased (c)                          --          --          --         --           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.70       $8.07       $9.05      $9.32        $9.21
--------------------------------------------------------------------------------------------------
Market value, end of period                  $7.75       $7.25      $8.125     $9.125       $9.125
--------------------------------------------------------------------------------------------------
Total investment return
at market value  (%) (a)                     15.58       (2.38)       (.01)      8.69        11.80
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $566,049    $525,592     589,227   $601,573     $585,649
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                    1.00         .87         .89        .92         1.01
--------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                        6.85        6.64        5.98       6.51         7.51
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      416.86      242.42      303.68     216.24       255.49
--------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges
(b) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts. See Note 2.
(c) See Note 4 to financial statements.


Notes to financial statements
November 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value by investing in a portfolio of U.S. government and agency obligations and foreign governmental obligations with limited maturities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of some securities traded over-the-counter--the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

D) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

E) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

F) TBA purchase commitments The fund, may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The maximum potential loss from forward currency contracts is the aggregate face value in U.S. dollars at the time the contract was opened. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $10,854,000 available to offset future capital gains, if any, which will expire on November 30, 2002.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains are determined in accordance with income tax regulations may differ from generally accepted accounting principles.

These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, losses on wash sale transactions, paydown, gains and losses on mortgagebacked securities and dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended November 30, 1995, the fund reclassified $3,981,546 to decrease distributions in excess of net investment income and $1,526,950 to decrease paid-in-capital, with an increase to accumulated net realized loss of $2,454,596. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly at the annual rate of: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $1,320 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $182,512 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Note 3
Purchases and sales of securities

During the year ended November 30, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $418,956,011 and $428,450,254, respectively. Purchases and sales of U.S. government obligations aggregated $1,757,573,107 and $1,769,918,324, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                Contract Amounts       Premiums Received
Contracts outstanding
  at beginning of year                    --                     --
Options opened                    84,146,000              $ 967,792
Options expired                  (24,184,000)              (327,160)
Options closed                   (43,482,000)              (569,768)
                                ----------------------------------------
Written options
  outstanding at end of year      16,480,000              $  70,864
                                ========================================


Note 4
Shares repurchase program

The Trustees have authorized the fund to repurchase up to 3,250,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value at such times and amounts as are believed to be in the best interests of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended November 30, 1995, the fund repurchased 61,100 shares for $467,593 which reflects a discount from net asset value of $59,600 or approximately 11.31%.

Selected quarterly data
(Unaudited)
                                                       Net realized           Net increase
                 Total                                and unrealized       (decrease) in net
               Investment        Net investment         gain (loss)         assets resulting          Net assets at
                income               income           on investments         from operations          end of period
--------------------------------------------------------------------------------------------------------- --------------
Quarter                 Per                  Per                    Per                     Per                    Per
 Ended      Total      Share     Total      Share      Total       Share       Total       Share      Total       Share
-----------------------------------------------------------------------------------------------------------------------
2/28/94  $ 9,658,271   $.15   $ 8,376,468   $.13   $ (7,496,765)   $(.11)   $    879,703   $ .02   $574,368,277   $8.82
5/31/94   10,370,334    .16     9,094,386    .14    (27,030,125)    (.42)    (17,935,739)   (.28)   545,936,464    8.39
8/31/94   10,443,409    .16     9,255,437    .14     (4,746,051)    (.07)      4,509,386     .07    540,681,196    8.31
11/30/94  11,066,280    .17    10,020,299    .15    (15,345,006)    (.24)     (5,324,707)   (.09)   525,591,860    8.07
2/28/95   11,199,913    .17    10,026,658    .15      8,837,178      .14      18,863,836     .29    534,674,367    8.21
5/31/95   10,928,771    .17     9,577,920    .15     25,929,267      .40      35,507,187     .55    560,416,938    8.61
8/31/95   10,891,091    .17     9,320,623    .14     (6,498,439)    (.10)      2,822,184     .04    553,474,504    8.50
11/30/95   9,738,433    .15     8,536,048    .14     14,247,417      .21      22,783,465     .35    566,048,566    8.70


DIVIDEND POLICY

It is the fund's dividend policy to pay monthly distributions from net investment income and any net realized short-term gains (including gains from options and futures transactions). Long-term capital gains, if any, are distributed at least annually. In an effort to maintain a more stable level of distributions, the fund's monthly distribution rate will be based on Putnam Management's projections of the net investment income and net realized short-term capital gains that the fund is likely to earn over the long term. Such distributions at times may exceed the current earnings of the fund, resulting in a return of capital to shareholders.

SHAREHOLDER MEETING

The fall 1996 annual meeting of shareholders of the fund will include a proposal to convert the fund to an open-ended fund. This proposal is a result of a provision in the fund's Declaration of Trust requiring a shareholder vote on open-ending if the fund's shares trade at a certain discount during a set period in the fund's fiscal year. Further information on the proposal will be contained in the proxy statement for the annual meeting.

Results of October 5, 1995 shareholder meeting

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Votes for     Votes withheld
Jameson Adkins Baxter       57,980,195       3,119,112
Hans H. Estin               58,016,322       3,082,985
John A Hill                 57,982,123       3,117,184
Elizabeth T. Kennan         57,965,743       3,133,564
Lawrence J. Lasser          58,008,608       3,090,699
Robert E. Patterson         58,027,643       3,071,664
Donald S. Perkins           58,003,154       3,096,153
William F. Pounds           57,993,110       3,106,197
George Putnam               57,972,965       3,126,342
George Putnam, III          57,993,923       3,105,384
E. Shapiro                  57,908,734       3,190,573
A.J.C. Smith                58,005,471       3,093,836
W. Nicholas Thorndike       58,015,204       3,084,103

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 59,068,325 votes for, and 1,351,925 votes against, with 679,057 abstentions and broker non-votes. A proposal to convert the Fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust: 9,229,832 votes for, and 23,691,762 votes against, with 2,194,063 abstinations. All tabulations have been rounded to the nearest whole number.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Neil Powers
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

William N. Shiebler
Vice President

Mark Siegel
Vice President and Fund Manager

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

[LOGO: PUTNAM INVESTMENTS]

The Putnam Funds
One Post Office Square
Boston Massachusetts, 02109


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